                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     May 13, 2005
                                                 -------------------------------

                         VSUS TECHNOLOGIES INCORPORATED
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Delaware                002-98748-D             43-2033337
--------------------------------------------------------------------------------
     (State or Other Jurisdiction       (Commission            (IRS Employer
         of Incorporation)               File Number)        Identification No.)

      444 Madison Avenue, 24th Floor, New York, New York            10022
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code   (212) 972-1400
                                                   -----------------------------

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [  ]     Written communications pursuant to Rule 425 under the
                  Securities Act (17 CFR 230.425)

         [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
                  Act (17 CFR 240.14a-12)

         [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
                  under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
                  under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective as of May 13, 2005, Brightman Almagor & Co., a member firm of
Deloitte Touche Tohmatsu ("Brightman Almagor"), resigned as the independent certified public accountant and independent auditor engaged to audit our financial statements. Brightman Almagor performed the audit of our financial statements for the two years ended December 31, 2004 and 2003.

         The audit reports of Brightman Almagor, for our two years ended
December 31, 2004 and 2003, did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except an explanatory paragraph describing the uncertainty as to our ability to continue as a going concern.

         Brightman Almagor's decision to resign as our independent auditor was ratified by our Board of Directors, as of May 13, 2005, and was made in light of our acquisition of 1stAlerts, Inc., and the determination that it will now be more efficient and cost-effective to have our auditors in the United States, rather than in Israel, since the majority of our operations are now in the
United States.

         During the period in which Brightman Almagor served as our independent accountant, we had no disagreements with them on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Brightman Almagor's satisfaction, would have caused Brightman Almagor to make reference to the subject matter of the disagreements in connection with Brightman Almagor's report, and their reports.

         We provided Brightman Almagor with a copy of the disclosures contained herein, and requested that Brightman Almagor furnish us with a letter, addressed to the Securities and Exchange Commission (the "Commission"), stating whether it agrees with the statements made above. A copy of such letter, dated May 18,
2005, is filed as Exhibit 16.1 to this Form 8-K.

                                       2

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (a)  Not Applicable

       (b)  Not Applicable

       (c)  Exhibits

       Exhibits

        16.1   Letter from Brightman Almagor to the Commission, dated
               May 18, 2005

                                       3

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by-
the undersigned hereto duly authorized.

                                             VSUS TECHNOLOGIES INCORPORATED

Date: May 18, 2005                           By:  /s/ Eli Kissos
      ------------------------------            --------------------------------
                                                  Eli Kissos
                                                  President

                                       4

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.   Exhibit Title
-----------   -------------

     16.1     Letter from Brightman Almagor to the Commission, dated
              May 18, 2005

                                       5